Supplement to the currently effective Statement of Additional Information for the listed Portfolio:

DWS Strategic Income VIP

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The following information  supplements  information contained in the "Investment
Policies and Techniques - Investment Company Securities" section of the portfolio's SAI:

The DWS Strategic Income VIP may invest in shares of DWS Floating Rate Plus Fund. DWS Floating Rate Plus Fund seeks to provide high current income. It pursues its objective by investing, under normal circumstances, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund also seeks to enhance returns by employing a global tactical asset allocation strategy that is implemented through the use of derivatives.

The following information supplements information contained in the "Investment Policies and Techniques" section of the portfolio's SAI:

CERTAIN INVESTMENT POLICIES AND TECHNIQUES OF DWS FLOATING RATE PLUS FUND

DWS Floating Rate Plus Fund invests primarily in Senior Loans and may borrow for investment purposes, as described below. See DWS Floating Rate Plus Fund's prospectus and Statement of Additional Information for a complete discussion of its investment policies and techniques.

Senior Loans. DWS Floating Rate Plus Fund may invest in Senior Loans. Senior Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases and leveraged buyouts. Senior Loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senor Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the fund may have an obligation to make additional loans upon demand by the borrower. The fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

The fund's investment in Senior Loans may take the form of purchase of an assignment or a portion of a Senior Loan from a third party ("assignment") or acquiring a participation in a Senior Loan ("participation"). The fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment. When the fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The fund may also invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the fund when it acquires a participation may be more limited than the rights of the original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that the fund could receive a portion of the borrower's collateral. If the fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the fund's portfolio. At times the fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The fund believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The fund may incur additional credit risk, however, when the fund acquires a participation in a Senior Loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the fund conducts an analysis and evaluation of the financial condition of each such lender. The fund has taken the following measures in an effort to reduce such risks. The fund will only acquire participations in Senior Loans if the lender selling the participation, and any other persons interpositioned between the fund and the lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standards & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The fund generally holds Senior Loans to maturity unless it has become necessary to sell them to adjust the fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the fund. This should, however, allow the fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the fund.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The fund may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The fund may also invest in Senior Loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deemed necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the fund could get for the Senior Loan may be adversely affected.

Borrowing. DWS Floating Rate Plus Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The fund may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the fund's agreement with its lender, the net asset value per share of the funds will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the fund compared with what it would have been without leverage.





               Please Retain This Supplement for Future Reference





February 14, 2008